February 22, 2008                                          Exhibit (d)(vii)

Randall W. Merk,
President and Chief Executive Officer,
Schwab Capital Trust
Schwab Investments
101 Montgomery Street
San Francisco, CA 94104

Re: Funds of Schwab Capital Trust and Schwab 1000 Fund

Dear Mr. Merk:

This letter will confirm our agreement to limit net operating expenses of the following funds, as noted in the table below and described in the funds' registration statements filed with the Securities and Exchange Commission.

                                              NET OPERATING         GUARANTEED
FUND                                          EXPENSE LIMIT         THROUGH:
SCHWAB MARKETTRACK ALL EQUITY                   50 bps               2/27/09
PORTFOLIO -- INVESTOR SHARES

SCHWAB MARKETTRACK CONSERVATIVE                 50 bps               2/27/09
PORTFOLIO -- INVESTOR SHARES

SCHWAB MARKETTRACK BALANCED                     50 bps               2/27/09
PORTFOLIO -- INVESTOR SHARES

SCHWAB MARKETTRACK GROWTH                       50 bps               2/27/09
PORTFOLIO -- INVESTOR SHARES

SCHWAB MARKETTRACK CONSERVATIVE                 35 bps               2/27/09
PORTFOLIO -- P SHARES

SCHWAB MARKETTRACK GROWTH                       35 bps               2/27/09
PORTFOLIO -- P SHARES

LAUDUS U.S. MARKETMASTERS                      125 bps               2/27/09
FUND- INVESTOR SHARES

LAUDUS U.S. MARKETMASTERS                      107 bps               2/27/09
FUND- SELECT SHARES

LAUDUS SMALL-CAP MARKETMASTERS                 155 bps               2/27/09
FUND- INVESTOR SHARES

LAUDUS SMALL-CAP MARKETMASTERS                 137 bps               2/27/09
FUND -- SELECT SHARES

LAUDUS INTERNATIONAL MARKETMASTERS             165 bps               2/27/09
FUND -- INVESTOR SHARES

LAUDUS INTERNATIONAL MARKETMASTERS             147 bps               2/27/09
FUND -- SELECT SHARES

SCHWAB LARGE-CAP GROWTH                        120 bps               2/27/09
FUND -- INVESTOR SHARES

SCHWAB LARGE-CAP GROWTH                         99 bps               2/27/09
FUND -- SELECT SHARES

SCHWAB CORE EQUITY FUND                         75 bps               2/27/09

SCHWAB S&P 500 INDEX                            37 bps               2/27/09
FUND -- INVESTOR SHARES

SCHWAB S&P 500 INDEX                            19 bps               2/27/09
FUND -- SELECT SHARES

SCHWAB S&P 500 INDEX                            28 bps               2/27/09
FUND -- E.SHARES

SCHWAB 1000 INDEX                               51 bps               2/27/09
FUND -- INVESTOR SHARES

SCHWAB 1000 INDEX                               36 bps               2/27/09
FUND -- SELECT SHARES

SCHWAB SMALL-CAP INDEX                          60 bps               2/27/09
FUND -- INVESTOR SHARES

SCHWAB SMALL-CAP INDEX                          42 bps               2/27/09
FUND -- SELECT SHARES

SCHWAB TOTAL STOCK MARKET INDEX                 58 bps               2/27/09
FUND -- INVESTOR SHARES

SCHWAB TOTAL STOCK MARKET INDEX                 39 bps               2/27/09
FUND -- SELECT SHARES

SCHWAB INTERNATIONAL INDEX                      69 bps               2/27/09
FUND -- INVESTOR SHARES

SCHWAB INTERNATIONAL -INDEX                    50 bps               2/27/09
FUND -- SELECT SHARES

SCHWAB DIVIDEND EQUITY                         110 bps               2/27/09
FUND -- INVESTORS SHARES

SCHWAB DIVIDEND EQUITY                          95 bps               2/27/09
FUND -- SELECT SHARES

SCHWAB SMALL-CAP EQUITY                        130 bps               2/27/09
FUND -- INVESTORSSHARES

SCHWAB SMALL-CAP EQUITY                        112 bps               2/27/09
FUND -- SELECT SHARES

SCHWAB HEDGED EQUITY                           200 bps               2/27/09
FUND -- INVESTOR SHARES

SCHWAB HEDGED EQUITY                           177 bps               2/27/09
FUND- SELECT SHARES

SCHWAB FINANCIAL SERVICES FUND                 110 bps               2/27/09


SCHWAB HEALTH CARE FUND                        110 bps               2/27/09

SCHWAB INSTITUTIONAL SELECT S&P 500 FUND        10 bps               2/27/09

SCHWAB PREMIER EQUITY                          130 bps               2/27/09
FUND -- INVESTOR SHARES

SCHWAB PREMIER EQUITY                          115 bps               2/27/09
FUND -- SELECT SHARES

SCHWAB BALANCED FUND (FORMERLY, SCHWAB           0 bps               2/27/09
VIEWPOINTS FUND, LAUDUS BALANCED
MARKETMASTERS FUND- INVESTOR SHARES)

SCHWAB TARGET 2010 FUND                          6 bps               2/27/09

SCHWAB TARGET 2015 FUND                          5 bps               2/27/09

SCHWAB TARGET 2020 FUND                          4 bps               2/27/09

SCHWAB TARGET 2025 FUND                          4 bps               2/27/09

SCHWAB TARGET 2030 FUND                          3 bps               2/27/09

SCHWAB TARGET 2035 FUND                          2 bps               2/27/09

SCHWAB TARGET 2040 FUND                          1 bps               2/27/09

SCHWAB RETIREMENT INCOME FUND                   10 bps               2/27/09

SCHWAB FUNDAMENTAL US LARGE COMPANY INDEX       59 bps               2/27/09
FUND -- INVESTOR SHARES

SCHWAB FUNDAMENTAL US LARGE COMPANY INDEX       44 bps               2/27/09
FUND -- SELECT SHARES

SCHWAB FUNDAMENTAL US LARGE COMPANY INDEX       35 bps               2/27/09
FUND -- INSTITUTIONAL SHARES

SCHWAB FUNDAMENTAL US SMALL-MID COMPANY         59 bps               2/27/09
INDEX FUND -- INVESTOR SHARES

SCHWAB FUNDAMENTAL US SMALL-MID COMPANY         44 bps               2/27/09
INDEX FUND -- INVESTOR SHARES

SCHWAB FUNDAMENTAL US SMALL-MID COMPANY         35 bps               2/27/09
INDEX FUND -- INVESTOR SHARES

SCHWAB FUNDAMENTAL INTERNATIONAL LARGE          59 bps               2/27/09
COMPANY INDEX FUND -- INVESTOR SHARES

SCHWAB FUNDAMENTAL INTERNATIONAL LARGE          44 bps               2/27/09
COMPANY INDEX FUND -- INVESTOR SHARES

SCHWAB FUNDAMENTAL INTERNATIONAL LARGE          35 bps               2/27/09
COMPANY INDEX FUND -- INVESTOR SHARES

SCHWAB FUNDAMENTAL INTERNATIONAL SMALL-MID      79 bps               2/27/09
COMPANY INDEX FUND -- INVESTOR SHARES

SCHWAB FUNDAMENTAL INTERNATIONAL SMALL-MID      64 bps               2/27/09
COMPANY INDEX FUND -- INVESTOR SHARES

SCHWAB FUNDAMENTAL INTERNATIONAL SMALL-MID      55 bps               2/27/09
COMPANY INDEX FUND -- INVESTOR SHARES

SCHWAB FUNDAMENTAL EMERGING MARKETS INDEX       84 bps               2/27/09
FUND -- INVESTOR SHARES

SCHWAB FUNDAMENTAL EMERGING MARKETS INDEX       69 bps               2/27/09
FUND -- INVESTOR SHARES

SCHWAB FUNDAMENTAL EMERGING MARKETS INDEX       60 bps               2/27/09
FUND -- INVESTOR SHARES

Sincerely,

/s/ George Pereira                            /s/ Pamela Saunders
------------------                            -------------------
George Pereira                                Pamela Saunders,
Chief Financial Officer, Charles Schwab       Vice President, Proprietary Funds
Investment Management, Inc.                   Charles Schwab & Co., Inc.

cc:
Jody Stuart
Shelley Harding
Michael Bonardi
Yi-Ching Wu
Jonathan De St Paer
Bessie Mitskaris
George Pereira
Gregory J. Hand
Zuogang Gao
James Pierce
Anna Loh
Mini Jande
Donna Passaglia